INCOME TAXES (Details 2) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Income Tax
Net operating loss carryforwards	$ 9,247	$ 8,281
Credit carryforwards	1,297	1,297
Non-deductible reserves	163	326
Total deferred tax assets	10,707	9,904
Valuation allowance	(10,707)	(9,904)
Net deferred tax assets